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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 2, 2003
                Date of Report (Date of earliest event reported)




                             MSX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-49821                38-3323099
 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




                  22355 WEST 11 MILE ROAD, SOUTHFIELD, MICHIGAN
                    (Address of principal executive offices)

                                      48034
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On December 2, 2003 MSX International, Inc. announced that Robert Netolicka, currently president and chief operating officer, will become president and chief executive officer on January 1, 2004. Thomas T. Stallkamp, vice chairman and current chief executive officer, will become chairman of the board of directors. Erwin H. "Bill" Billig, the current chairman, will continue as a member of the board and special advisor to the company.

     A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1        Press release dated December 2, 2003


















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: December 2, 2003


MSX INTERNATIONAL, INC.


By:   /s/ Frederick K. Minturn
      ------------------------
      Frederick K. Minturn
      Executive Vice President and
      Chief Financial Officer





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                                 EXHIBIT INDEX



EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

99.1                             Press release dated December 2, 2003